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                                                                     Exhibit 4.1

NUMBER                                                                    SHARES

CLASS A COMMON STOCK

                                     [Logo]
                         WATSON WYATT & COMPANY HOLDINGS

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE        SEE REVERSE FOR CERTAIN DEFINITIONS
IN NEW YORK, N.Y. AND

CHARLOTTE, N.C.

                                  CUSIP 942712

This Certifies That

is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF CLASS A COMMON STOCK, $.01 PAR VALUE PER SHARE, OF

                         WATSON WYATT & COMPANY HOLDINGS

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed or accompanied by a properly signed power of attorney to transfer the same. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

/s/ Walter W. Bardenwerper            [SEAL]              /s/ John J. Haley
      SECRETARY                                           PRESIDENT AND CHIEF
                                                          EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
FIRST UNION

              TRANSFER AGENT AND REGISTRAR

BY

                    AUTHORIZED SIGNATURE


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                         WATSON WYATT & COMPANY HOLDINGS

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request should be addressed to the Secretary of Watson Wyatt & Company Holdings.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common
TEN ENT  -  as tenants by the entireties
JT TEN - as joint tenants, with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ________ Custodian _________ under Uniform Gifts to
                             (Cust)             (Minor)
Minors Act  _________
             (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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----------------------------------------------------------------------- Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

------------------------------------------------------------------ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ------------------------------------

                                         X
                                          --------------------------------------
                                         X
                                          --------------------------------------

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:


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By
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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.